UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: June 7, 2005



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On June 7, 2005, Mr. Harold Blomquist resigned his position as acting Chief Financial Officer of Simtek Corporation (the "Company").

(c) On June 7, 2005, Mr. Brian Alleman, 48, was appointed Vice President and Chief Financial Officer of the Company. Since 2002, Mr. Alleman has been a partner with Tatum CFO Partners, LLP, a national firm of career chief financial officers that provides financial solutions to companies of all sizes. From 1993 to 2002, Mr. Alleman served as Vice President and Chief Financial Officer with Centuri Corporation in Penrose, Colorado. Mr. Alleman has over twenty-five years of financial management experience. Mr. Alleman will remain a partner in Tatum CFO Partners, LLP.

     For his services, Mr. Alleman will be paid $750 per day for his actual days worked through July 31, 2005. Commencing August 1, 2005, Mr. Alleman will receive $925 per day for his actual days worked thereafter. According to the terms of Mr. Alleman's employment, the Company and Mr. Alleman expect that Mr. Alleman will work one or two days per week for the Company. In addition, Mr. Alleman will receive options to purchase 100,000 shares of the Company's common stock subject to the terms of the Simtek Corporation 1994 Non-Qualified Stock Option Plan. Either the Company or Mr. Alleman may terminate Mr. Alleman's employment for any reason upon at least two weeks prior written notice. Mr. Alleman will receive a standard benefit package that is defined in the Company's personnel policies.

Item 9.01   Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

               99.1 Press release of the Company, dated June 10, 2005 titled "Simtek Strengthens New Leadership Team Appointing Brian Alleman of Tatum Partners as CFO".






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







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/ Harold Blomquist
                                          --------------------------------------
                                          Harold Blomquist, President and Chief
                                          Executive Officer



June 13, 2005




























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


                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

     99.1 Press release of the Company, dated June 10, 2005 titled "Simtek Strengthens New Leadership Team Appointing Brian Alleman of Tatum Partners as CFO".






























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